UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

REPLIMUNE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Replimune Group, Inc.
500 Unicorn Park Drive
Woburn, MA 01801
Dear Fellow Stockholders:
On behalf of the Board of Directors of Replimune Group, Inc. (the “Company,” “we” or “Replimune”), I invite you to attend our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Wednesday, September 7, 2022, at 3:00 p.m., Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live webcast. You will be able to participate in the Annual Meeting, vote online during the Annual Meeting and submit your questions during the Annual Meeting by visiting meetnow.global/MHAAK2F, but you will not be able to attend the Annual Meeting in person. A Notice of Internet Availability of Proxy Materials, which contains instructions on how to access online the proxy statement accompanying this letter (the “Proxy Statement”) and our Annual Report for the fiscal year ended March 31, 2022 is first being sent to stockholders on or about July 27, 2022. We urge you to carefully read our proxy materials, which provide important information about the Annual Meeting and will serve as your guide to the business that will be conducted at the Annual Meeting.
The matters to be voted upon at the Annual Meeting are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement.
All holders of record of our common stock at the close of business on July 21, 2022, the record date, are entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment thereof. Whether or not you participate in the Annual Meeting, it is important that your shares be represented and voted during the meeting. We therefore are soliciting proxies so that each stockholder has an opportunity to vote on the matters that are scheduled to come before the stockholders at the Annual Meeting. If you have previously received our Notice of Internet Availability of Proxy Materials (the “Internet Notice”), then instructions regarding how you can vote are contained therein. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote electronically if you decide to virtually attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares. Whether or not you expect to attend the Annual Meeting electronically, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.
Thank you for your continuing interest in the Company.
Sincerely,
/s/ Philip Astley-Sparke

Philip Astley-Sparke
Chief Executive Officer
July 27, 2022

Replimune Group, Inc.
500 Unicorn Park Drive
Woburn, MA 01801
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Replimune Group, Inc. (the “Company,” “we” or “Replimune”) will be held on Wednesday, September 7, 2022, at 3:00 p.m., Eastern Time. We have adopted a virtual format for our Annual Meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MHAAK2F and entering your 15-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on any proxy card you received or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the purpose of considering the following company-sponsored proposals:
1.
To elect Philip Astley-Sparke, Kapil Dhingra, Christy Oliger and Joseph Slattery as Class I members of Replimune’s Board of Directors (each a “Class I director”), each to serve for a three-year term until Replimune’s 2025 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified; and

2.
To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Replimune for the fiscal year ending March 31, 2023.

We will also consider and act upon any other matters that properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.
Our Board of Directors recommends that you vote “FOR” each of the nominees for Class I director (Proposal No. 1) and “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm (Proposal No. 2).
Our Board of Directors has fixed the close of business on July 21, 2022 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. Therefore, each outstanding share of our common stock entitles the holder of record of such shares at the close of business on July 21, 2022 to receive notice of, and to vote at, the Annual Meeting or any continuation, adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours for 10 days prior to the Annual Meeting at our principal executive offices at 500 Unicorn Park Drive, Woburn, MA 01801. This stockholder list will also be available for review online during the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting electronically, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you choose to attend the Annual Meeting electronically, you may still vote your shares electronically at the Annual Meeting, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided to you by your bank, broker or other nominee for voting instructions. Your proxy is revocable in accordance with the procedures set forth in our proxy statement.

All stockholders are extended a cordial invitation to attend the Annual Meeting via live webcast.
By Order of the Board of Directors,
/s/ Philip Astley-Sparke

Philip Astley-Sparke
Chief Executive Officer
July 27, 2022

i

Replimune Group, Inc.
500 Unicorn Park Drive
Woburn, MA 01801
PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Wednesday, September 7, 2022 at 3:00 p.m. Eastern Time
GENERAL INFORMATION
This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Replimune Group, Inc., a Delaware corporation (“Replimune,” “we,” “our,” “us,” or the “Company”), of proxies in the accompanying form to be used at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 7, 2022 at 3:00 p.m., Eastern Time, and any continuation, postponement or adjournment thereof. We have adopted a virtual format for our Annual Meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MHAAK2F and entering your 15-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Internet Notice”), on any proxy card you received or on the instructions that accompanied your proxy materials.
The Board has fixed the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting as of the close of business on July 21, 2022 (the “Record Date”).
When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?
This Proxy Statement and Replimune’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (the “Annual Report”) will be released to those stockholders as of the Record Date on or about the date hereof.
Notice of Internet Availability of Proxy Materials.
As permitted by the rules and regulations of the Securities and Exchange Commission (“SEC”), Replimune is making this Proxy Statement and its Annual Report available to its stockholders electronically via the Internet. On or about the date hereof, we will begin mailing a notice, which we refer to herein as the Internet Notice, to our stockholders as of the Record Date containing instructions on how to access this Proxy Statement and our Annual Report and the mechanisms by which such stockholders may vote. If you are a stockholder as of the Record Date, you may then access these proxy materials online or you may request that a printed copy of the materials be sent to you. If you choose to receive a paper or e-mail copy of these proxy materials, you must request such by telephone by calling 1-866-641-4276, online at www.envisionreports.com/REPL or by e-mail to investorvote@computershare.com with “Proxy Materials Replimune Group, Inc.” in the subject line, in each case, before August 24, 2022. There is no charge to you for requesting a copy of these proxy materials.
The Internet Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet.
Who can vote at the Annual Meeting?
You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. As of the close of business on the Record Date, we had 49,306,413 shares of common stock outstanding. Each share of common stock entitles the holder to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.
Who can attend and participate in the Annual Meeting?
You may attend and participate in the Annual Meeting online only if you were a stockholder as of the Record Date, or if you hold a valid proxy for the Annual Meeting. We have adopted a virtual format for our

Annual Meeting. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. We have designed the format of this year’s virtual Annual Meeting to ensure that our stockholders who attend the Annual Meeting online will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit questions online during the Annual Meeting by visiting meetnow.global/MHAAK2F. To attend and participate in the Annual Meeting, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials. If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
If your shares are held in “street name,” as described below, you must register in advance to attend the Annual Meeting online using the instructions found under the caption “How do I vote?” below. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
The Annual Meeting webcast will begin promptly at 3:00 p.m., Eastern Time. We encourage you to access the Annual Meeting at least fifteen minutes prior to the start time, leaving ample time for check-in procedures.
What is the difference between a stockholder of record and beneficial owner of shares held in “street name”?
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the stockholder of record with respect to those shares, and the Internet Notice, or if requested, these proxy materials, will be sent directly to you by Replimune.
Beneficial Owner of Shares Held in “Street Name.”   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Internet Notice, or if requested, these proxy materials, will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.
How do I vote?
If you are a stockholder of record and your shares are registered directly in your name, you may vote:
•
By Internet.   You may vote by proxy via the Internet at www.envisionreports.com/REPL by following the instructions provided on the Internet Notice or any proxy card you received. In order submit a vote over the Internet, you must have your 15-digit control number included in your Internet Notice or on any proxy card you received.

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By Telephone.   If you live in the United States or Canada, you may vote by proxy by calling toll-free 1-800-652-VOTE (8683) and by following the instructions provided on the Internet Notice or any proxy card you received. In order to submit your vote over the telephone, you must have your 15-digit control number included in your Internet Notice or on any proxy card you received.

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By Mail.   Complete and mail any proxy card you may have received in the accompanying postage prepaid envelope and return the proxy card to Computershare Proxy Services, C/O Computershare Investor Services, P.O. Box 505008, Louisville, KY 40233-9814. Your proxy will be voted in accordance with your instructions. If you have received printed copies of these proxy materials and sign and return the enclosed proxy but do not otherwise specify how you want your shares voted, they will be voted “FOR” the election of the Class I director nominees named herein to the Board and “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023, and will be voted according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the meeting and at all adjournments and postponements thereof.

•
Electronically at the Annual Meeting.   If you attend the meeting online via live webcast, you will need the 15-digit control number included in your Internet Notice, on any proxy card you received or on the instructions that accompanied your proxy materials to vote electronically during the meeting. If you lose your 15-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

If your shares are held in street name (held for your account by a broker or other nominee), you may vote:
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By Internet or By Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote by Internet or telephone.

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By Mail.   You will receive instructions from your broker or other nominee explaining how to vote your shares.

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Register to Attend the Annual Meeting.   You may register to attend the meeting online via webcast as a stockholder in advance (allowing you to both vote and ask questions during the Annual Meeting). To register to attend the Annual Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 6, 2022. You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed to Computershare in the following manner: (1) by email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com; or (2) by mail: Computershare, Replimune Group, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

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Attend the Annual Meeting Using a Control Number.   We expect that the vast majority of beneficial holders will be able to attend and participate in the Annual Meeting by logging into the Annual Meeting using the control number received with the voting instruction form provided by your broker or other nominee. However, some beneficial holders may need to request a legal proxy and register in advance of the Annual Meeting pursuant to the instructions above under “Register to Attend the Annual Meeting in Advance.” Please contact your broker or other nominee to confirm whether your control number will allow you to access the Annual Meeting or whether you will need to obtain a legal proxy and register in advance.

What are the Board’s recommendations on how to vote my shares?
The Board recommends a vote:
•
Proposal No. 1:   “FOR” the election of each of Philip Astley-Sparke, Kapil Dhingra, Christy Oliger and Joseph Slattery as Class I members of the Board (the “Class I directors”).

•
Proposal No. 2:   “FOR” ratification of the selection of PricewaterhouseCoopers LLP as Replimune’s independent registered public accounting firm for the fiscal year ending March 31, 2023.

Who pays the cost for soliciting proxies?
Replimune will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. Replimune may solicit proxies by mail, personal interview, telephone or via the Internet through its officers, directors and other management employees, who will receive no additional compensation for their services. We may also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Pursuant to rules and regulations adopted by the SEC, we have elected to deliver the Internet Notice to stockholders and provide Internet access to our proxy materials. Stockholders may obtain paper copies of the proxy materials free of charge by following the instructions provided in the Internet Notice.

Can I change or revoke my vote?
You may revoke your proxy at any time before it is voted by delivering written notice to our Investor Relations team at our principal executive offices, by returning a signed proxy with a later date, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility, or by attending the Annual Meeting and voting electronically. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change or revoke your vote.
How is a quorum reached?
The presence of holders of at least a majority of the issued and outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by completion and submission of a proxy or that are represented virtually at the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or votes on only one of the proposals. In addition, we will count as present shares held in street name by brokers or other nominees that indicate on their proxies that they do not have authority to vote those shares on Proposal No. 1. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.
What are broker non-votes?
“Broker non-votes” are shares represented at the Annual Meeting held by brokers, banks or other nominees (i.e., in “street name”) which do not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, nominees may vote to ratify the selection of independent auditors (Proposal No. 2). In contrast, nominees may not vote to elect directors (Proposal No. 1), because that proposal is considered a “non-discretionary” item. Accordingly, if you do not instruct your broker, bank or other nominee how to vote your shares on Proposal No. 1, your broker, bank or other nominee will not be permitted to vote your shares on this matter. This is a “broker non-vote.”
What vote is required to approve each item?
Required Vote — Election of Directors (Proposal No. 1).   Directors will be elected by a plurality of the votes cast electronically or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four individuals receiving the highest number of “FOR” votes will be elected as directors. Votes that are withheld and broker non-votes will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
Required Vote — Ratification of the Selection of Independent Registered Public Accounting Firm (Proposal No. 2).   The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of our independent auditors. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” ratification of the independent auditors. Because the ratification of the independent auditors is a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.
If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy.
Could other matters be decided at the Annual Meeting?
Stockholders at an annual meeting will only be able to consider proposals or nominations specified in the Notice of Annual Meeting or brought before such annual meeting by or at the direction of our Board or by a stockholder of record on the Record Date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form of the stockholder’s intention to bring such business before the meeting. As of the date of this Proxy Statement, Replimune does not know of any other business that may be presented for action at the Annual Meeting. Should any other business properly come before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. If you hold shares through a broker, bank or other nominee, as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.
Why hold a virtual Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our directors, employees and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting this year is in our best interest and the best interest of our stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting meetnow.global/MHAAK2F. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be available during the meeting.
What happens if the meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
What does it mean if I receive more than one proxy card or voting instruction form?
It means that you have multiple accounts with Computershare or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final results will be disclosed in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting date.
What are the implications of being an “emerging growth company” and a “smaller reporting company”?
We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) March 31, 2024, (2) the last day of the fiscal year (a) in which we have total annual gross revenue of at least $1.07 billion, or (b) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the prior September 30th, and (3) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.
Additionally, we are also a “smaller reporting company” as that term is defined in Regulation S-K. We will remain a smaller reporting company if we have (1) less than $250 million in market value of our shares held by non-affiliates as of the last business day of our second fiscal quarter or (2) less than $100 million of annual revenues in our most recent fiscal year completed before the last business day of our second fiscal quarter and less than $700 million in market value of our shares held by non-affiliates as of the last business day of our second fiscal quarter. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. Specifically, as a smaller reporting company we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, smaller reporting companies have reduced disclosure obligations regarding executive compensation.
Who should I call if I have any additional questions?
If you hold your shares directly, please call Investor Relations at +1 (339) 970-2843. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 7, 2022
The Notice of Annual Meeting of Stockholders, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 are available free of charge at www.envisionreports.com/REPL or at www.replimune.com under “Investors & Media” at “Financials & Filings.”

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
In accordance with Replimune’s certificate of incorporation and bylaws, each as amended and currently in effect, the Board is divided into three classes of directors of approximately equal size. The members of each class of directors are elected to serve a three-year term with the term of office of each class ending in successive years. Philip Astley-Sparke, Kapil Dhingra and Joseph Slattery are the Class I directors whose terms expire at the Annual Meeting. Additionally, the term of office of Christy Oliger, who was appointed as a director by the Board on December 1, 2021 to fill a vacancy resulting from an increase in the size of the Board from ten members to eleven, also expires at the Annual Meeting.
Each of Philip Astley-Sparke, Kapil Dhingra, Christy Oliger and Joseph Slattery has been nominated for, and has agreed to stand for, election to the Board to serve as a Class I director of Replimune for three years until the 2025 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal.
It is intended that, unless you give contrary instructions, shares represented by proxies will be voted for the election of each of the four nominees listed above as director nominees. Replimune has no reason to believe that any nominee will be unable to serve. In the event that one or more nominees is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting. Information relating to each director nominee, including his or her period of service as a director of Replimune, principal occupation and other biographical material, is included below.
A plurality of the votes cast at the meeting will be required for the election of the Class I director nominees. The four nominees for director with the highest number of affirmative votes at the Annual Meeting will be elected as directors of Replimune. Broker non-votes and votes withheld will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THESE NOMINEES FOR CLASS I DIRECTOR.
(PROPOSAL NO. 1)

BOARD OF DIRECTORS
Board Composition and Structure
Our certificate of incorporation and bylaws, each as amended and currently in effect, state that our Board will consist of a number of directors that will be fixed exclusively by the Board from time to time in accordance with the bylaws of the Company. Each director holds office until his or her successor is duly elected and qualified or until his or her death, incapacity, resignation or removal. Our certificate of incorporation, as amended and currently in effect, provides that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of our capital stock entitled to vote in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.
Our certificate of incorporation, as amended and currently in effect, provides that our Board is divided into three classes of directors, with the classes of approximate equal size. Each of our directors identified below serves in the class indicated opposite such director’s name. Subject to any earlier resignation or removal in accordance with the terms of our certificate of incorporation and bylaws, each as amended and currently in effect, our current Class I directors, if elected, will serve until the 2025 Annual Meeting of Stockholders; our current Class II directors will serve until the 2023 Annual Meeting of Stockholders; and our current Class III directors will serve until the 2024 Annual Meeting of Stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by our Board among the three classes as equally as possible.
Our Board is currently composed of nine members. Below is a list of the names, ages as of July 21, 2022 and classification of the individuals who currently serve as our directors or are nominees to be elected at the Annual Meeting.
Name	Age	Position(s)	Class
Philip Astley-Sparke	50	Chief Executive Officer and Director	I
Robert Coffin, Ph.D.	57	President, Chief Research & Development Officer and Director	III
Kapil Dhingra, M.B.B.S.(1)(2)(4)	62	Director	I
Hyam Levitsky, M.D.(3)(4)	64	Director	III
Christy Oliger(1)(4)(5)	52	Director	I
Paolo Pucci(2)(3)(4)	61	Director	II
Joseph Slattery(1)(2)	57	Director	I
Sander Slootweg(3)	53	Director	II
Dieter Weinand(1)	61	Director	III

(1)
Messrs. Slattery and Weinand served as members of the Audit Committee for all periods during the fiscal year ended March 31, 2022. Dr. Dhingra served as a member of the Audit Committee until December 1, 2021, on which date Ms. Oliger was appointed to serve in his place.

(2)
Member of the Compensation Committee.

(3)
Dr. Levitsky and Messrs. Rhodes and Pucci served as members of the Nominating and Corporate Governance Committee for all periods during the fiscal year ended March 31, 2022. On May 31, 2022, Mr. Rhodes tendered his resignation from the Board and each committee thereof on which he served, effective immediately. To fill the void left by Mr. Rhodes’ resignation, Mr. Slootweg was appointed to serve as a member of the Nominating and Corporate Governance Committee on June 8, 2022.

(4)
Dr. Levitsky, Dr. Dhingra and Mr. Pucci served as members of the Research & Development Committee for all periods during the fiscal year ended March 31, 2022. Ms. Oliger became a member of the Research & Development Committee on December 1, 2021 upon her appointment to the Board.

(5)
Effective as of December 1, 2021, Ms. Oliger was unanimously appointed as a member of the Board by the members of the Board then in office to fill a vacancy resulting from an increase in the size of the Board from ten members to eleven. While Ms. Oliger does not currently serve as a Class I director, she has been nominated for election as a Class I director at the Annual Meeting.

Recent Board Composition Changes
On December 1, 2021, upon the recommendation of our Nominating and Corporate Governance Committee, our Board increased the size of the Board from ten members to eleven, and filled the newly created vacancy on the Board by appointing Christy Oliger as a director.
On May 7, 2021, January 26, 2022, and May 31, 2022, Tanya Lewis, Otello Stampacchia, Ph.D. and Jason Rhodes notified the Board of their decisions to resign as a director of the Company, respectively in each case, with immediate effect. The decisions of each such former directors to resign from the Board was not the result of any dispute or disagreement with the Company, management, the Board, or any matter relating to the Company’s operations, policies or practices. Subsequent to her resignation, on May 10, 2021, Ms. Lewis was hired to serve as Replimune’s Chief Development Operations Officer.
On June 8, 2022, the Board decreased the size of the Board from eleven members to nine.
Classified Board
In consultation with our Nominating and Corporate Governance Committee, the Board has determined that the classified board structure remains appropriate at this time. A classified board provides for stability, continuity and experience among our Board. Further, the Board believes that building a cohesive board is an important goal. In our industry in particular, long-term focus is critical. The time horizon required for successful development of biologics makes it vital that we have a board that understands the implications of this process and has the ability to develop and implement long-term strategies while benefiting from an in-depth knowledge of our business and operations. A classified board structure helps to ensure that there will be the continuity and stability of leadership required to navigate a challenging development environment while resisting the pressure to focus on short-term results at the expense of our long-term value and success. Our future success depends in significant part on the ability to attract and retain capable and experienced directors. In this regard, we believe that longer terms for our directors enhances director independence from both management and stockholder special interest groups.
Director Biographies
Information concerning our continuing directors and director nominees is set forth below. The biographical description of each continuing director and director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.
Class I Directors (Nominees Standing for Re-Election at the Annual Meeting)
Philip Astley-Sparke
Mr. Philip Astley-Sparke is one of our co-founders and has served as a member of our Board since our formation in 2015 and as our Chief Executive Officer since January 2020. Previously, Mr. Astley-Sparke served as our Executive Chairman from our formation in 2015 to January 2020. Mr. Astley-Sparke currently serves on the board of Forbion European Acquisition Corp. From 2016 until June 2021, Mr. Astley-Sparke served as Chairman of uniQure N.V., a Nasdaq-listed gene therapy company. From 2013 to 2015, Mr. Astley-Sparke served as uniQure N.V.’s President of U.S. operations, where he established its U.S. infrastructure. Mr. Astley-Sparke served as Vice President and General Manager at Amgen, Inc. until December 2011, following Amgen Inc.’s acquisition of BioVex Group, Inc. in March 2011. Mr. Astley-Sparke was previously President and Chief Executive Officer of BioVex Group, Inc. Prior to BioVex Group, Inc., Mr. Astley-Sparke was a healthcare investment banker at Chase H&Q and qualified as a Chartered Accountant with Arthur Andersen LLP. Mr. Astley-Sparke has been a Venture Partner at Forbion Capital Partners, a venture capital fund, since May 2012 and previously served as Chairman of the board of directors of Oxyrane Limited, a biotechnology company, from 2012 to 2020. Mr. Astley-Sparke received a B.Sc. in

Cellular and Molecular Pathology from Bristol University. We believe Mr. Astley-Sparke is qualified to serve on our Board because of his extensive knowledge of our Company based on his role as co-founder and Chief Executive Officer and his extensive financial and leadership experience.
Kapil Dhingra, M.B.B.S.
Dr. Kapil Dhingra has been a member of our Board since 2017. Dr. Dhingra currently serves as the Managing Member of KAPital Consulting, LLC, a healthcare consulting firm that he founded in 2008. Dr. Dhingra also currently serves on the boards of directors of LAVA Therapeutics B.V., where he has served as Chairman since 2021, Black Diamond Therapeutics, Inc., a Nasdaq-listed precision oncology medicine company since January 2021, Median Technologies Inc., since 2017, and Autolus Therapeutics plc, a Nasdaq-listed biopharmaceutical company since 2014. Dr. Dhingra previously served as a member of the boards of directors of Five Prime Therapeutics Inc., until its acquisition by Amgen, Inc., Micromet, Inc., until its acquisition by Amgen, Inc., Advanced Accelerator Applications S.A., until its acquisition by Novartis AG, and YM Biosciences Inc., until its acquisition by Gilead Sciences, Inc., each of which was a public company during Dr. Dhingra’s service as a director. From 1999 to 2008, Dr. Dhingra worked at F. Hoffmann-La Roche & Co. where he served as Vice President, Head of the Oncology Disease Biology Leadership Team and Head of Oncology Clinical Development. From 2000 to 2008, he held a Clinical Affiliate appointment at Memorial Sloan Kettering Cancer Center. From 1996 to 1999, Dr. Dhingra worked at Eli Lilly & Co. where he served as Senior Clinical Research Physician. Dr. Dhingra also served as a Clinical Associate Professor of Medicine at the Indiana University School of Medicine from 1997 to 1999. Prior to Eli Lilly & Co., Dr. Dhingra was a member of the faculty of M.D. Anderson Cancer Center from 1989 to 1996. Dr. Dhingra received his M.B.B.S. from the All India Institute of Medical Sciences in New Delhi, India. He completed his residency in Internal Medicine at Lincoln Medical and Mental Health Center and New York Medical College and completed his fellowship in Hematology and Oncology at Emory University School of Medicine. We believe Dr. Dhingra is qualified to serve on our Board due to his significant experience as a healthcare consultant, his biotechnology company board experience, and his experience as a senior officer of F. Hoffmann-La Roche & Co. and Eli Lilly & Co.
Christy Oliger
Ms. Oliger has served as a member of the board of directors of Karyopharm Therapeutics Inc., a pharmaceutical company, Reata Pharmaceuticals, Inc., a biopharmaceutical company, and Sierra Oncology, Inc., a late stage biopharmaceutical company, since August 2020, April 2021 and June 2021, respectively. Previously, Ms. Oliger was Senior Vice President of the Oncology Business Unit at Genentech, Inc., a biopharmaceutical company, responsible for all commercial activities in the U.S. Ms. Oliger spent two decades with Genentech from 2000 to 2020, holding a number of leadership roles including Senior Vice President, IMPACT Business Unit; Vice President, Pharma Portfolio Management; Vice President, Portfolio Planning and Vice President, Hematology Marketing and Sales. Prior to Genentech, Ms. Oliger held management positions at Schering-Plough. Ms. Oliger holds a bachelor’s degree in Economics from the University of California at Santa Barbara. We believe that Ms. Oliger is qualified to serve on our Board due to her extensive experience in commercial and portfolio management roles at biopharmaceutical companies.
Joseph Slattery
Mr. Joseph Slattery has been a member of our Board since 2017. He previously served as our lead independent director from March 2019 until March 31, 2020. He served as Executive Vice President and Chief Financial Officer of Asensus Surgical, Inc. from October 2013 through December 2019. From 2010 to 2013, Mr. Slattery served as Executive Vice President and Chief Financial Officer at Baxano Surgical, Inc. Previously, from 1996 to 2007, Mr. Slattery served in various roles of increasing responsibility at Digene Corporation, including as Chief Financial Officer and Senior Vice President of Finance and Information Systems from 2006 to 2007. Mr. Slattery serves on the boards of directors of Omega Alpha SPAC, Morphic Therapeutic, Inc. and CVRx Inc., and he previously served as a director of Baxano Surgical, Inc., Exosome Diagnostics, Inc. and Micromet, Inc. Mr. Slattery received a B.S. in Accounting from Bentley University and is a certified public accountant. We believe Mr. Slattery is qualified to serve on our Board based on his experience in public accounting and financial expertise.

Current Directors Not Standing for Re-Election at the Annual Meeting
Robert Coffin, Ph.D.
Dr. Robert Coffin is one of our co-founders and has served as a member of our Board since our formation in 2015 and as our President and Chief Research & Development Officer since January 2020. Previously, Dr. Coffin served as our President and Chief Executive Officer from our formation in 2015 to January 2020. From 2013 to 2015, Dr. Coffin served as a consultant for a number of biotechnology companies. From 2011 to 2013, Dr. Coffin served as Vice President of Global Development at Amgen, Inc. In 1999, Dr. Coffin co-founded BioVex Group, Inc., a spin out from his research group at University College London. Dr. Coffin served as the Chief Technology Officer of BioVex Group, Inc. until it was acquired by Amgen, Inc. in 2011. During his time at BioVex Group, Inc., Dr. Coffin invented all BioVex Group, Inc. products and oversaw all research and clinical development, including bringing T-Vec into two pivotal Phase 3 clinical trials. Dr. Coffin was awarded a Ph.D. in Virology from Imperial College London prior to his move to University College London in 1991. We believe Dr. Coffin is qualified to serve on our Board due to his prior experience developing an oncolytic immunotherapy and his extensive knowledge of our Company based on his role as co-founder and President and Chief Research & Development Officer.
Hyam Levitsky, M.D.
Dr. Hyam Levitsky has been a member of our Board since May 2018. Since May 2019, Dr. Levitsky has served as President, Research and Development at Century Therapeutics, Inc., a Nasdaq-listed biotechnology company. Dr. Levitsky served as Executive Vice President and Chief Scientific Officer at Juno Therapeutics, Inc. from 2015 to 2018 and was Head of Cancer Immunotherapy Experimental Medicine at F. Hoffmann-La Roche & Co. from 2011 to 2015. Previously, Dr. Levitsky was Professor of Oncology, Medicine, and Urology at The Johns Hopkins University School of Medicine and the Sidney Kimmel Comprehensive Cancer Center in Baltimore, MD where he began as an Assistant Professor of Oncology in 1991 and rose to Professor in 2002. At The Johns Hopkins University, Dr. Levitsky served as Scientific Director of the George Santos Bone Marrow Transplant Program from 2005 to 2011. He served on the External Scientific Advisory Board of the Pasteur Institute’s Center for Human Immunology from 2008 to 2010. Dr. Levitsky holds a number of honors including being named a Stohlman Scholar by the Leukemia and Lymphoma Society in 2002, and was elected as a member of the American Society for Clinical Investigation in 2002. Dr. Levitsky received a B.S. from the University of Pennsylvania School of Engineering and Applied Science in 1980 and an M.D. from The Johns Hopkins University School of Medicine in 1984. We believe Dr. Levitsky is qualified to serve on our Board because of his experience in management roles at life sciences companies and extensive academic and professional background in the fields of oncology and immunology.
Paolo Pucci
Mr. Paolo Pucci has been a member of our Board since April 2020. From 2008 until its acquisition by Merck & Co. in January 2020, Mr. Pucci served as the Chief Executive Officer of ArQule, Inc., a biopharmaceutical oncology and rare diseases company engaged in the research and development of targeted therapeutics. Before joining ArQule, Inc., Mr. Pucci worked at Bayer AG from 2001 to 2008, where he served in a number of leadership capacities, including President of the Oncology & Global Specialty Medicines Business Units, and was a member of the Bayer AG Pharmaceuticals Global Management Committee. Before Bayer AG, Mr. Pucci held positions of increasing responsibility with Eli Lilly & Co. from July 1991 to April 2001, culminating with his appointment as Managing Director, Eli Lilly Sweden AB. Mr. Pucci currently serves on the boards of directors of West Pharmaceuticals Services, Inc. and Merus N.V. each of which are publicly listed companies, and previously served on the boards of directors of ArQule, Inc., Algeta ASA, until its acquisition by Bayer AG, Dyax Inc., until its acquisition by Shire plc, NewLink Genetics Inc. and Trillium Therapeutics, Inc., until its acquisition by Pfizer Inc. Mr. Pucci earned an M.S. in economics and accounting from Università degli Study di Napoli Federico II and an M.B.A. in marketing and finance from the University of Chicago. We believe Mr. Pucci is qualified to serve on our Board because of his extensive leadership experience, his experience serving on the boards of biotechnology companies and his experience in management roles at life sciences companies.

Sander Slootweg
Mr. Sander Slootweg has been a member of our Board since 2015. Mr. Slootweg co-founded Forbion Capital Partners in 2006 and has served as one of its managing partners since that time. Mr. Slootweg has served on the boards of directors of Forbion Capital Partners’ portfolio companies NewAmsterdam Pharma B.V., Azafaros B.V., NorthSea Therapeutics, Inc. since 2017, Oxyrane Limited since 2011, and Xention Discovery Ltd. since 2006. Mr. Slootweg has also served on the boards of directors of Dezima Pharma B.V. from 2012 to 2015, Ario Pharma Ltd. from 2005-2015, Pulmagen from 2009-2017, Vectory Therapeutics from 2020-2021, uniQure N.V. from 2012 to 2014, Fovea Pharmaceutics S.A. from 2007 until its sale to Sanofi S.A. in 2009, Argenta Discovery Ltd. from 2001 until its sale to Galapagos N.V. in 2010, BioVex Group, Inc. from 2003 until its sale to Amgen, Inc. in 2011, Alantos Pharmaceuticals, Inc. from 2005 until its sale to Amgen, Inc. in 2007, Impella Cardiosystems AG from 2001 until its sale to Abiomed, Inc. in 2005, and Glycart AG from 2003 until its sale to F. Hoffmann-La Roche & Co. in 2005. Mr. Slootweg has also acted as the Chairman of the board of Amsterdam Molecular Therapeutics, the predecessor to uniQure N.V., from 2006 to 2012 and as the Chairman of the board of Dezima Pharma B.V. from 2012 until its sale to Amgen, Inc. in 2015. Before co-founding Forbion Capital Partners, he was an investment director at ABN AMRO Capital Life Sciences from 1999 to 2006. Mr. Slootweg holds degrees in Business and Financial Economics from the Free University of Amsterdam and Business Administration from Nijenrode University, The Netherlands. We believe Mr. Slootweg is qualified to serve on our Board because of his extensive leadership experience, his biotechnology company board experience and his experience investing in life science companies.
Dieter Weinand
Mr. Dieter Weinand has been a member of our Board since June 2018 and Chairperson since April 2020. From November 2018 to March 2020, Mr. Weinand served as Executive Vice President, Primary Care of Sanofi S.A. He previously served as President and CEO, Pharmaceutical Division at Bayer AG from 2014 to 2018. From 2013 to 2014, Mr. Weinand was President, Global Commercialization at Otsuka Pharmaceutical Co., Ltd. and from 2010 to 2013 Mr. Weinand was President, Primary Care and Asia-Pacific Region at Pfizer Inc. From 2001 to 2010, Mr. Weinand served as President, Senior Vice President, and Vice President of Bristol-Myers Squibb Company. Prior to joining Bristol-Myers Squibb Company, Mr. Weinand was Senior Vice President at F.H. Faulding, Inc. from 2000 to 2001, Managing Director, Director, Vice President, and Senior Director at Warner-Lambert Company, which was acquired by Pfizer Inc. in 2000, during the period from 1994 to 2000, Vice President at Pharmos Corporation during 1994, and Director, Area Business Operations Coordinator, and International Product Manager at Lederle International during the period from 1990 to 1994. Mr. Weinand was previously a member the board of directors of Bayer AG, from 2013 to 2014, and HealthPrize Technologies LLC, from 2014 to 2018. Mr. Weinand received a M.S. in Pharmacology and Toxicology from Long Island University and a B.A. in Biology from Concordia College. We believe Mr. Weinand is qualified to serve on our Board because of his extensive leadership experience, his experience serving on the boards of biotechnology companies and his experience in management roles at life sciences companies.

CORPORATE GOVERNANCE
Director Independence
Under the rules and regulations of The Nasdaq Stock Market LLC, or Nasdaq, a majority of a listed company’s board of directors must be composed of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee and compensation committee be independent and satisfy additional independence criteria set forth in Rules 10A-3 and 10C-1, respectively, under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Based upon information requested from and provided by our directors and nominees concerning their background, employment and affiliations, including family relationships, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that each of our directors and nominees other than Philip Astley-Sparke, our Chief Executive Officer, and Robert Coffin, Ph.D., our President and Chief Research & Development Officer, has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards of Nasdaq and SEC rules and regulations. Our Board has also determined that each of the current members of our Audit Committee and our Compensation Committee as set forth in the “Board Committees” section below satisfies the independence standards for such committee. In making such determination, our Board considered the relationships that each non-employee director has with Replimune and all other facts and circumstances deemed relevant in determining their independence.
There are no family relationships among any of our directors, nominees or executive officers.
Board Meetings, Attendance and Executive Sessions
The Board held five (5) meetings and took action by written consent two (2) times during the fiscal year ended March 31, 2022. All board members attended at least 75% of the meetings of the Board and the committees of the Board on which they served. Executive sessions, or meetings of the outside (non-management) directors without management present, are held regularly. The non-management directors met in executive session during all Board meetings during the fiscal year ended March 31, 2022. We encourage our directors to attend our Annual Meeting of Stockholders, which we have historically held immediately after a meeting of the Board. Dieter Weinand, Philip Astley-Sparke, Robert Coffin, Sander Slootweg, Jason Rhodes, Joseph Slattery, and Paolo Pucci attended the 2021 Annual Meeting of Stockholders via teleconference.
Board of Directors Leadership Structure
The positions of Chairperson of the Board and Chief Executive Officer are presently separated. Our Board recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the Board’s oversight responsibilities continue to grow. Our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Dieter Weinand has served as the Chairperson of the Board since April 1, 2020. Prior to Mr. Weinand’s appointment as the Chairperson of the Board, Philip Astley-Sparke served as the Executive Chairman of the Board and Joseph Slattery served as the lead independent director of the Board. The position of lead independent director of the Board has been vacant since Mr. Weinand’s appointment as Chairperson of the Board.
The Board of Directors’ Role in Risk Oversight
Our management team is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through committees, has responsibility for the oversight of risk management. Our

Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.
The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as described in the descriptions of each of the committees below and in the charters of each such committee. The full Board (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impacts on us, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Board Committees
Our Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Research & Development Committee, each of which operates pursuant to a charter adopted by our Board. Each committee other than the Research & Development Committee reviews and assesses the adequacy of its charter annually and recommends any proposed changes to the Board for approval. The Research & Development Committee reviews its charter from time to time as deemed necessary by the members thereof. The charters for each of our Board committees are all available on our website at www.replimune.com under “Investors & Media” at “Corporate Governance.”
The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. The following table describes which directors serve on each of the Board committees.
Name:	Nominating and Corporate Governance Committee(1)	Compensation Committee	Audit Committee(2)	R&D Committee(3)
Kapil Dhingra, M.B.B.S.		X	X	X
Hyam Levitsky, M.D.	X			X
Tanya Lewis				X
Christy Oliger			X	X
Paolo Pucci	X	X		X
Jason Rhodes	X
Joseph Slattery		X	X
Sander Slootweg	X
Dieter Weinand			X

(1)
Dr. Levitsky and Messrs. Rhodes and Pucci served as members of the Nominating and Corporate Governance Committee for all periods during the fiscal year ended March 31, 2022. On May 31, 2022, Mr. Rhodes tendered his resignation from the Board and each committee thereof on which he served, with immediate effect. To fill the void left by Mr. Rhodes’ resignation, Mr. Slootweg was appointed to serve as a member of the Nominating and Corporate Governance Committee on June 8, 2022.

(2)
Messrs. Slattery and Weinand served as members of the Audit Committee for all periods during the fiscal year ended March 31, 2022. Dr. Dhingra served as a member of the Audit Committee until December 1, 2021, on which date Ms. Oliger was appointed to serve in his place.

(3)
Ms. Lewis ceased serving as a member of the Research & Development Committee upon her resignation from the Board on May 7, 2021 and Ms. Oliger began serving as a member of the Research & Development Committee upon her appointment to the Board on December 1, 2021.

Audit Committee
The Audit Committee provides oversight of our accounting and financial reporting process, the audit of our financial statements and our internal control function. Among other matters, the Audit Committee is responsible for the following:
•
assisting the Board in oversight of the independent auditors’ qualifications, independence and performance;

•
the engagement, retention and compensation of the independent auditors;

•
reviewing the scope of the annual audit and reviewing and discussing with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports filed with the SEC;

•
reviewing our risk assessment and risk management processes;

•
reviewing policies and procedures with respect to our related party transactions policy;

•
establishing procedures for receiving, retaining and investigating complaints received by us regarding accounting, internal accounting controls or audit matters; and

•
approving audit and permissible non-audit services provided by our independent auditor.

The Audit Committee is currently comprised of Dieter Weinand, Christy Oliger and Joseph Slattery, who is the chairperson of the Audit Committee. All members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Slattery is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq as a result of, among other things, his senior-level executive experience, including his service as Chief Financial Officer of Asensus Surgical, Inc. from 2013 to 2019 and Baxano Surgical Inc. from 2010 to 2013, and Chief Financial Officer and Senior Vice President of Finance and Information Systems of Digene Corp until 2007. All of the members of the Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2022, the Audit Committee met four (4) times and took no action by written consent. The report of the Audit Committee is included in this Proxy Statement under “Audit Committee Report.”
Compensation Committee
The Compensation Committee adopts and administers the compensation policies, plans and benefit programs for our executive officers and all other members of our executive team. The Compensation Committee is also responsible for making recommendations regarding non-employee director compensation to the full Board. In addition, among other things, the Compensation Committee evaluates annually, in consultation with the Board, the performance of our Chief Executive Officer, reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executives and evaluates the performance of these executives in light of those goals and objectives. The Compensation Committee also administers our equity compensation plans. The current members of the Compensation Committee are Joseph Slattery, Paolo Pucci, and Kapil Dhingra, who is the chairperson of the Compensation Committee. All members of our Compensation Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2022, the Compensation Committee met four (4) times and took action by written consent six (6) times.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for, among other things, making recommendations regarding corporate governance, the composition of our Board, the identification, evaluation and nomination of director candidates and the structure and composition of committees of our

Board. In addition, the Nominating and Corporate Governance Committee oversees our corporate governance guidelines, reviews and assesses the adequacy of our committee charters, oversees compliance with our code of business conduct and ethics, and contributes to succession planning. The current members of the Nominating and Corporate Governance Committee are Hyam Levitsky, Sander Slootweg, and Paolo Pucci, who is the chairperson of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.
During the fiscal year ended March 31, 2022, the Nominating and Corporate Governance Committee met three (3) times and took no action by written consent.
Research & Development Committee
The primary purpose of the Research & Development Committee is to provide guidance to management and the Board on matters related our research and development efforts and product pipeline. Specifically, the Research and Development Committee is responsible for, among other things, providing input on our preclinical studies, clinical trials and clinical development risks, assessing of our program’s and product candidate’s progress against their respective targets, and summarizing significant findings of our research and development efforts and product pipeline to the full Board.
The Research & Development Committee is currently comprised of Kapil Dhingra, Christy Oliger, Paolo Pucci and Hyam Levitsky, who is the chairperson of the Research & Development Committee. Although neither the SEC nor Nasdaq require that the members of the Research & Development Committee be independent, each member of the Research & Development Committee satisfies the independence standards established by SEC and Nasdaq.
During the fiscal year ended March 31, 2022, the Research & Development Committee met two (2) times and took action no by written consent.
Policies Governing Director Nominations
Director Nomination Process
Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board and of management will be requested to take part in the process as appropriate. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board. The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of expertise, experience, qualifications, diversity and skills required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws, rules and regulations. Unless determined otherwise by the Board, the Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors. The Nominating and Corporate Governance Committee, recommended to the Board that the four nominees listed above be nominated for election as Class I directors at the Annual Meeting.
Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualifications and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends to the Board for approval candidates as director nominees for election to the Board. After a series of conversations with Ms. Oliger, Mr. Astley-Sparke recommended Ms. Oliger to the Nominating and Corporate Governance Committee as a potential director-candidate. Our Nominating and Corporate Governance Committee then evaluated Ms. Oliger’s qualifications to serve as a member of our Board and recommended that our full Board appoint Ms. Oliger as a director. Upon such reccomendation, on December 1, 2021, our Board appointed Ms. Oliger to serve as a director until the Annual Meeting and subsequently approved Ms. Oliger as a director nominee for reelection to our Board at the Annual Meeting.
Stockholders may also nominate persons to be elected as directors. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders in accordance with our bylaws. If a stockholder wishes to nominate a person for election as director, such stockholder must follow the procedures contained in our bylaws. In evaluating candidates recommended by our stockholders, the Nominating and Corporate Governance Committee applies the same criteria set forth below under “Minimum Qualifications.” To nominate a person to stand for election as a director, a stockholder must provide our Secretary with timely notice of the nomination and the notice must include the information required by Section 2.12(b) of our bylaws.
Additional information regarding requirements for stockholder nominations for next year’s annual meeting is described in this Proxy Statement under “General Matters — Stockholder Proposals and Nominations.”
Minimum Qualifications
In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees for the Board, our Nominating and Corporate Governance Committee may consider certain criteria set forth in the Nominating and Corporate Governance Committee Charter. These criteria include the Board’s size and current composition; corporate governance policies; applicable Nasdaq listing standards and SEC rules and regulations; a candidate’s individual director performance, expertise, experience, qualifications, attributes, diversity, skills and willingness to serve actively; the number of other public and private boards on which a candidate sits; and the absence of potential conflicts with our interests. The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.
In evaluating proposed director candidates (both proposed director candidates and current Board members), the Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity, not limited to race, gender or national origin, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of the Board. Although we have no formal policy regarding board diversity, we consider diversity in our Board’s makeup, and our Nominating and Corporate Governance Committee’s priority in selecting Board members is the identification of persons who will further the interests of the Company through an established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business, understanding the competitive landscape, and professional and personal experiences and expertise relevant to our growth strategy.
Board Diversity Matrix
The table below provides certain highlights of the composition of our Board members and nominees as of July 1, 2022. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of July 1, 2022)
Total number of Directors	9
	Female	Male	Non- Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	1	2	0	6
Part II: Demographic Background
African American or Blank	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			6
Communication with the Board of Directors and Stockholder Engagement
We welcome feedback and value regular dialogue with our stockholders. We expect to continue to engage with our stockholders prior to the Annual Meeting and, as a matter of policy and practice, foster and encourage engagement with our stockholders on an ongoing basis. Stockholders wishing to communicate with our Board may do so by writing to the Board or to the non-employee members of the Board as a group, at:
Replimune Group, Inc.
500 Unicorn Park Drive
Woburn, MA 01801
Attention: Investor Relations
The communication must prominently display the legend “BOARD COMMUNICATION” in order to indicate to Investor Relations that it is a communication for the Board. Upon receiving such a communication, Investor Relations will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board’s duties and responsibilities may be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. Investor Relations will not forward any communication determined in good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.
Code of Business Conduct and Ethics and Corporate Governance Guidelines
We have adopted a code of business conduct and ethics that applies to all of our employees, including our executive officers and those employees responsible for financial reporting, and directors. The code of business conduct and ethics is available on our website at www.replimune.com under “Investors and Media” at “Corporate Governance”; or by requesting a copy, free of charge, in writing from Investor Relations at Replimune Group, Inc., 500 Unicorn Park Drive, Woburn, MA 01801. We intend to post on our website any amendment to, or waiver under, a provision of the code of business conduct and ethics that applies to certain of our executive officers within four business days following the date of such amendment or waiver.
A copy of our corporate governance guidelines may also be accessed free of charge by visiting our website at www.replimune.com under “Investors & Media” at “Corporate Governance” or by requesting a copy from Investor Relations at our principal executive offices above.

Anti-Hedging and Pledging Policy
Pursuant to our Insider Trading Policy, we prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from engaging in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards contracts, equity swaps, collars and exchange funds. We also prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

DIRECTOR COMPENSATION
We pay our non-employee directors retainers in cash. We do not pay any compensation to our employee directors in connection with their service on our Board. The compensation that we pay to our employee directors is discussed in the “Executive Compensation” section of this Proxy Statement. For the fiscal year ended March 31, 2022, each non-employee director other than the Chairman of the Board received an annual retainer fee of $40,000 paid in quarterly installments. The Chairman of the Board received an annual retainer fee of $71,500 paid in quarterly installments. In addition, non-employee directors received the following, as applicable:
Non-Employee Director	Annual Fee
Chairperson of the Audit Committee	$15,000
Member of the Audit Committee (other than chairperson)	$7,500
Chairperson of the Compensation Committee	$12,000
Member of the Compensation Committee (other than chairperson)	$6,000
Chairperson of the Nominating and Corporate Governance Committee	$10,000
Member of the Nominating and Corporate Governance Committee (other than chairperson)	$5,000
Chairperson of the Research & Development Committee	$12,000
Member of the Research & Development Committee (other than chairperson)	$6,000
We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.
On April 1 of each year, each continuing non-employee director who has served on the Board is eligible to receive an option grant to purchase shares of our common stock under our 2018 Omnibus Incentive Compensation Plan. On each of April 1, 2021 and 2022, we awarded each continuing non-employee director, other than Dieter Weinand, an option to purchase up to 16,500 shares of our common stock. Dieter Weinand was awarded an option to purchase up to 24,750 shares of our common stock on each of April 1, 2021 and 2022. The options granted to Ms. Lewis on April 1, 2021, Mr. Rhodes on April 1, 2022 and Dr. Stampacchia on April 1, 2021, were terminated and cancelled on May 7, 2021, May 31, 2022 and January 26, 2022, respectively, upon each such former director’s resignation from the Board. Except for the initial options granted to each of Ms. Oliger and Mr. Pucci as described in the following paragraph, all options held by our current Board members have vested or will vest in full upon the one-year anniversary of the date of grant.
In addition, in connection with the appointment of Mr. Pucci and Ms. Oliger as members of our Board, Mr. Pucci and Ms. Oliger were each granted an option to purchase up to 33,000 shares of our common stock on April 1, 2020 and December 1, 2021, respectively. Twenty-five percent (25%) of the shares underlying such options vest (or, in the case of Mr. Pucci, vested) on the one-year anniversary of the respective date of grant and the remainder of the shares underlying such options vest (or have vested) in twenty-four (24) approximately equal monthly installments thereafter. The exercise price for the options granted to Mr. Pucci and Ms. Oliger is equal to the closing price of our common stock on the respective dates of grant.
Each of the above grants was, and each annual grant going forward will be, subject to approval by our Board at the time of grant.

The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended March 31, 2022:
Name	Fees earned in cash ($)(1)	Option Awards ($)(2)	Total ($)
Kapil Dhingra, M.B.B.S.	63,000	346,315	409,315
Hyam Levitsky, M.D.	57,000	346,315	403,315
Tanya Lewis(3)	4,699	346,315	351,014
Christy Oliger	17,834	618,275	636,109
Paolo Pucci	57,000	346,315	403,315
Jason Rhodes	50,000	346,315	396,315
Joseph Slattery	61,000	346,315	407,315
Sander Slootweg	40,000	346,315	386,315
Otello Stampacchia, Ph.D.	32,795	346,315	379,111
Dieter Weinand	79,000	519,473	598,473

(1)
Amounts represent cash compensation earned for services rendered by each non-employee member of the Board for the fiscal year ended March 31, 2022.

(2)
Amounts shown reflect the grant date fair value of options awarded during the fiscal year ended March 31, 2022 determined in accordance with the Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation — Stock Compensation. Assumptions used in the calculation of these amounts are included in Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended March 31, 2022. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)
Tanya Lewis was granted an option to purchase up to 33,000 shares of our common stock on November 2, 2020. Pursuant to our 2018 Omnibus Incentive Compensation Plan, the option granted to Ms. Lewis was terminated and cancelled on May 7, 2021 upon her resignation from the Board. Ms. Lewis was subsequently granted incentive awards on May 10, 2021 in her capacity as our Chief Development Operations Officer, which are not included herein.

The following table sets forth, as of March 31, 2022, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time:
	Option Awards
Name(1)	Exercisable	Unexercisable
Kapil Dhingra, M.B.B.S.	158,710	16,500
Hyam Levitsky, M.D.	57,000	16,500
Tanya Lewis(1)	0	0
Christy Oliger	0	33,000
Paolo Pucci	19,591	29,909
Jason Rhodes(2)	43,500	16,500
Joseph Slattery	75,889	16,500
Sander Slootweg	43,500	16,500
Otello Stampacchia, Ph.D.(3)	27,000	0
Dieter Weinand	65,250	24,750

(1)
Tanya Lewis was granted an option to purchase up to 16,500 shares of our common stock on April 1, 2021. Pursuant to our 2018 Omnibus Incentive Compensation Plan, the option granted to Ms. Lewis was terminated and cancelled on May 7, 2021 upon her resignation from the Board.

(2)
On April 1, 2022 Mr. Rhodes was granted an option to purchase up to 16,500 shares of our common stock. As of May 31, 2022, the date of his resignation from our Board, such option was unvested and, accordingly, was automatically terminated and cancelled. As of May 31, 2022, the date of his resignation from our Board, Mr. Rhodes held vested options to purchase up to 60,000 shares of our common stock, all of which will automatically terminate on August 28, 2022 unless exercised prior to such date.

(3)
Does not include the option to purchase 16,500 shares of our common stock that was granted to Dr. Stampacchia on April 1, 2021, which was automatically terminated and cancelled on January 26, 2022, the date of Dr. Stampacchia’s resignation from our Board. Dr. Stampacchia exercised options to purchase 16,500 shares of or common stock and 27,000 shares of our common stock on March 14, 2022 and April 26, 2022, respectively.

EXECUTIVE OFFICERS
Below is a list of the names, ages as of July 21, 2022, positions, and a brief account of the business experience of the individuals who serve, or have been chosen to serve, as our executive officers.
Name	Age	Position(s)
Philip Astley-Sparke	50	Chief Executive Officer
Robert Coffin, Ph.D.	57	President and Chief Research & Development Officer
Pamela Esposito, Ph.D.	48	Chief Business Officer
Jean Franchi	55	Chief Financial Officer and Treasurer
Tanya Lewis	51	Chief Development Operation Officer
Colin Love, Ph.D.	64	Chief Operating Officer
Sushil Patel, Ph.D.	51	Chief Commercial Officer
Executive Officer Biographies
Philip Astley-Sparke | Chief Executive Officer
Please see Mr. Astley-Sparke’s biographical information under “Board of Directors — Director Biographies,” of this Proxy Statement
Robert Coffin, Ph.D. | President and Chief Research & Development Officer
Please see Dr. Coffin’s biographical information under “Board of Directors — Director Biographies,” of this Proxy Statement.
Jean Franchi | Chief Financial Officer
Ms. Jean Franchi has served as our Chief Financial Officer since December 2019. Previously, she was Chief Financial Officer at Merrimack Pharmaceuticals, Inc., a biopharmaceutical company, from August 2017 to June 2019. From August 2015 to July 2017, she served as Chief Financial Officer, Treasurer and Secretary at Dimension Therapeutics, Inc., a biotechnology company. From February 2012 to July 2015, Ms. Franchi served as Chief Financial Officer at Good Start Genetics, Inc., a molecular genetics information company. From 1995 to 2011, Ms. Franchi held various positions at Sanofi S.A., including Senior Vice President of Corporate Finance, Senior Vice President of Business Unit Finance, and Vice President of Finance and Controller, Product Line and International Group. Ms. Franchi currently serves on the boards of directors of Biodesix, Inc., Visioneering Technologies, Inc., and Dynacure S.A. Ms. Franchi holds a B.B.A. from Hofstra University.
Pamela Esposito, Ph.D. | Chief Business Officer
Dr. Pamela Esposito, Ph.D. has served as our Chief Business Officer since 2015. Previously, she was Chief Business Officer at Ra Pharmaceuticals, Inc. from 2013 to 2015. As a member of Ra Pharmaceuticals, Inc.’s senior management team, Dr. Esposito played a leadership role in strategy, helping Ra Pharmaceuticals, Inc. transform from a discovery platform to a clinical-stage company. Prior to Ra Pharmaceuticals, Inc., from 2010 to 2011, she was Vice President of Business Development at BioVex Group, Inc. Dr. Esposito currently serves on the board of directors of Accent Therapeutics, Inc., a privately held company, and Kymera Therapeutics, Inc., a Nasdaq-listed company. Dr. Esposito earned a Ph.D. in Pharmacology from Tufts University School of Medicine in 2002 and a B.A. in Biochemistry/Molecular Biology from Dartmouth College.
Colin Love, Ph.D. | Chief Operating Officer
Dr. Colin Love, Ph.D. has served as our Chief Operating Officer since 2015 and has been a member of the boards of directors of Replimune Limited and Replimune (Ireland) Ltd. since July 2017 and October 2019, respectively. Following the acquisition of BioVex Group, Inc. by Amgen, Inc. in 2011, Dr. Love remained at Amgen, Inc. as Vice President of Clinical Operations, working on T-Vec (Imlygic) until it was approved in 2015. Since 2014, Dr. Love has also provided consulting support to biotechnology companies through

Clove Consulting Ltd. From 2000 until it was acquired in 2011, Dr. Love served as Senior Vice President of Product Development at BioVex Group, Inc. Currently, Dr. Love is a member of the board of directors of Freeline Therapeutics Holdings PLC. Dr. Love received a B.Sc. in Biochemistry and a Ph.D. in Biochemistry from Glasgow University.
Sushil Patel, Ph.D. | Chief Commercial Officer
Mr. Sushil Patel joined our management team in May 2021. Prior to joining Replimune, he served as VP, Franchise Head for Lung, Skin, Tumor Agnostic, and Rare Cancers at Genentech, Inc. since April 2018, and previously held various positions of increasing responsibility at Genentech, Inc. since 2002, including global launch lead and lifecycle leader for Tecentriq in lung cancer. From 1999 to 2002, he was Senior Consultant at Front Line Strategic Management Consulting. Prior to this served as a Senior Research Executive at IMS Health in the Pharma Strategy Group from 1996 to 1999 and Clinical Research Scientist at the Central Public Health Laboratory from 1993 to 1996. He obtained his Ph.D. in Molecular Biology from the University of London in 1999, his M.S. in Biotechnology from the Imperial College London in 1993, and his B.S. in Microbiology and Microbial Technology from the University of Warwick in 1992.
Tanya Lewis | Chief Development Operations Officer
Ms. Lewis has served as Executive Vice President, Chief Regulatory Officer and Quality Officer at Karyopharm Therapeutics Inc., a pharmaceutical company, since November 2019, and previously served as Senior Vice President, Regulatory and Quality Affairs from November 2018 to November 2019. Prior to joining Karyopharm Therapeutics, Ms. Lewis served as Vice President, Regulatory and Quality Affairs for Syros Pharmaceuticals, Inc., a pharmaceutical company, from January 2017 to July 2018. Prior to joining Syros Pharmaceuticals, Ms. Lewis served as Vice President, Regulatory Affairs and Quality Assurance for Idera Pharmaceuticals, Inc., a pharmaceutical company, from October 2015 to December 2016. Before joining Idera Pharmaceuticals, Ms. Lewis served as Vice President, Regulatory Affairs for Tesaro, Inc., a pharmaceutical company, from October 2011 to June 2015 and prior to that served in various roles at Millennium Pharmaceuticals. Inc. Ms. Lewis holds a Bachelor of Science degree in Biology from Northeastern University and a Master of Science degree in Regulatory Affairs and Health Policy from Massachusetts College of Pharmacy and Allied Health Science.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information about compensation awarded or paid to our named executive officers for the fiscal years ending March 31, 2021 and 2022.
Name and Principal Position	Year	Base Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
Philip Astley-Sparke Chief Executive Officer	2022	600,000	—	2,697,406	2,788,372	280,500	—	6,366,277
	2021	533,000	—	—	1,698,067	226,525	—	2,457,592
Robert Coffin, Ph.D. President and Chief Research & Development Officer	2022	551,500	—	2,427,397	2,509,262	234,388	—	5,722,547
	2021	533,000	—	—	1,698,067	226,525	—	2,457,592
Sushil Patel(3) Chief Commercial Officer	2022	394,167	—	3,246,238	3,150,038	152,650	9,527	6,952,619
	2021	—	—	—	—	—	—	—

(1)
The amounts reported in this column reflect the full grant date fair value for awards granted during each of the fiscal years ended March 31, 2021 and 2022. The grant date fair value was computed in accordance with Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The assumptions we used in valuing options are described in Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2022.

(2)
The amounts reported in this column represent bonuses based upon the achievement of company and individual performance objectives relative to company- and individual-target goals for each of the fiscal years ended March 31, 2021 and 2022, which were paid in April 2021 and April 2022, respectively.

(3)
Mr. Patel joined the Company as its full-time Chief Commercial Officer on May 3, 2021. The reported compensation reflects payments actually received during the fiscal year ended March 31, 2022. Mr. Patel received $9,527 additional compensation in connection with the Company’s contribution to his 401(k) plan.

Our executive compensation philosophy is to generally provide compensation and benefit levels that will attract, retain, motivate and reward a highly talented executive team within the context of responsible cost management; establish a direct link between our individual/team performance and results and our executives’ compensation; and align the interests and objectives of our executives with those of our stockholders by linking executive equity awards to stockholder value creation. The compensation philosophy for our executive officers is composed primarily of the following three main components: base salary, annual cash incentives and long-term equity incentives. As part of our annual evaluation of executive compensation, we have engaged Pearl Meyer, an independent executive compensation consultant, to provide advice and recommendations relating to our executive officer compensation arrangements. Pearl Meyer assisted the Compensation Committee in evaluating our executive officer compensation for alignment with governance and market best practices, and to provide recommendations on the appropriate compensation philosophy to guide the Compensation Committee in determining executive officer compensation.
Base Salary
The base salaries for the fiscal year ended March 31, 2022 were determined for each named executive officer by the Board or the Compensation Committee, each of which gave consideration to each officer’s experience, expertise and performance, as well as market compensation levels for similar positions.

Name	Base Salary ($)(1)
Philip Astley-Sparke, Chief Executive Officer	600,000
Robert Coffin, Ph.D., President and Chief Research & Development Officer	551,500
Sushil Patel, Chief Commercial Officer	394,167

(1)
The reported base salaries reflect payments actually received during our fiscal year ended March 31, 2022.

Annual Performance-Based Incentive Opportunity
In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash incentives, which are designed to motivate our executives to achieve defined annual corporate goals and to reward our executives for their contributions towards the achievement of these goals. The annual performance-based incentive that each named executive officer was eligible to receive in respect of services performed during the fiscal year ended March 31, 2022 was determined at the discretion of the Board and Compensation Committee based in part on the extent to which the named executive officer achieved the corporate goals and individual objectives that our Board established at the beginning of the fiscal year. After the end of the fiscal year ended March 31, 2022, our Board reviewed performance against each goal and objective and determined the extent to which each goal and objective was achieved.
For our fiscal year ended March 31, 2022, Mr. Astley-Sparke, Dr. Coffin and Mr. Patel were eligible to receive a target bonus of up to 55%, 50% and 40% of their respective base salary, respectively. Our Board reviewed the corporate goals for the fiscal year ended March 31, 2022 and the individual objectives of each named executive officer and determined that on an overall basis, significant progress had been made towards achieving many of the target goals. In recognition of these achievements and the efforts of each of our named executive officers, the Compensation Committee awarded each of Mr. Astley-Sparke and Dr. Coffin 85% of their target bonus opportunity for the fiscal year ended March 31, 2022 and Mr. Patel 88.8% of his target bonus opportunity for the fiscal year ended March 31, 2022. Accordingly, for the fiscal year ended March 31, 2022, Mr. Astley-Sparke, Dr. Coffin and Mr. Patel were paid bonuses of $280,500, $234,388 and $152,650, respectively.

Outstanding Equity Awards at Fiscal Year End
The following table provides information about outstanding equity awards held by each of our named executive officers at March 31, 2022.
	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested
Philip Astley-Sparke	89,521	0(2)	3.30	7/26/2027	—	—
	128,312	11,688(3)	15.00	7/19/2028	—	—
	111,586	41,464(4)	15.50	4/1/2029	—	—
	126,970	138,030(5)	9.78	4/1/2030	—	—
	0	128,125(6)	31.58	4/1/2031	—	—
	—	—	—	—	85,415(7)	2,697,406
Robert Coffin, Ph.D.	318,299	0(2)	3.30	7/26/2027	—	—
	160,390	14,610(3)	15.00	7/19/2028	—	—
	159,889	59,411(4)	15.50	4/1/2029	—	—
	126,970	138,030(5)	9.78	4/1/2030	—	—
	0	115,300(6)	31.58	4/1/2031	—	—
	—	—	—	—	76,865(7)	2,427,397
Sushil Patel	0	125,000(8)	36.75	5/3/2031	—	—
	—	—	—	—	88,333(7)	3,246,238

(1)
Upon an option holder’s termination of employment on account of the option holder’s death or disability, these options expire on the first anniversary of the option holder’s termination. If an option holder’s employment terminates for any other reason, these options expire either sixty or ninety days after the option holder’s termination, as provided pursuant to the equity incentive under which such options were awarded.

(2)
25% of the shares underlying this stock option vested on July 26, 2018 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until July 26, 2021.

(3)
25% of the shares underlying this stock option vested on July 19, 2019 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until July 19, 2022.

(4)
25% of the shares underlying this stock option vested on April 1, 2020 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until April 1, 2023.

(5)
25% of the shares underlying this stock option vested on April 1, 2021 and the remainder of the shares underlying this stock option vested and will continue to vest in approximately equal monthly installments thereafter until April 1, 2024.

(6)
25% of the shares underlying this stock option vested on April 1, 2022 and the remainder of the shares underlying this stock option will continue to vest in approximately equal monthly installments thereafter until April 1, 2025.

(7)
25% of the RSUs vested on May 15, 2022 and the remainder will vest in three approximately equal annual installments thereafter until May 15, 2025, subject to the Reporting Person’s continuous service to the Issuer.

(8)
25% of the shares underlying this stock option vested on May 3, 2022 and the remainder of the shares underlying this stock option will continue to vest in approximately equal monthly installments thereafter until May 3, 2025.

Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan during the fiscal year ended March 31, 2022, other than pursuant to the plans described under “401(k) Plan.”
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a nonqualified defined contribution or other nonqualified deferred compensation plan during the fiscal year ended March 31, 2022.
401(k) Plan
We offer a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain statutory limits, which are updated annually. We provide matching contributions up to 50% of actual dollars contributed, not to exceed a maximum of 8% of gross salary. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their own and in our matching contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code, or the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.
U.K. Pension Contribution Plan
We provide a “stakeholder” pension contribution plan for our employees in the United Kingdom, pursuant to which we match our employees’ contributions each year in amounts up to 8% of their annual base salary.
Employment Agreements
Set forth below are descriptions of the employment agreements that we have entered into with each of our named executive officers, including descriptions of our named executive officers’ base salary, target annual bonus opportunity and standard benefit plan participation.
Philip Astley-Sparke
On November 2, 2021 Mr. Astley-Sparke entered into an employment agreement with Replimune, Inc., with an effective date of November 2, 2021. Under Mr. Astley-Sparke’s employment agreement, he is entitled to an initial base salary of $600,000 and is eligible to receive an annual discretionary target performance bonus based on a percentage of his base salary, which such percentage is initially 55%. Each of his salary and his discretionary bonus may be adjusted by the Compensation Committee. Mr. Astley-Sparke’s employment agreement also provides for customary terms of benefits afforded to Mr. Astley-Sparke, including the ability to participate in various group insurance plans, reimbursement for necessary and reasonable business expenses, reasonable relocation expenses and paid time off.
Mr. Astley-Sparke’s employment agreement further provides that in the event his employment is terminated without “cause,” or he terminates his employment for “good reason,” each, as defined in his employment agreement, and subject to customary conditions, including his execution of an acceptable release, Mr. Astley-Sparke is entitled to receive (i) an amount equal to his annual base salary, with payment made in installments over a 12-month period following termination in accordance with Replimune’s normal payroll practices, and (ii) monthly cash payments equal to the costs of COBRA health continuation for the earlier of 12 months, until Mr. Astley-Sparke becomes eligible under another employer’s group coverage, or until Mr. Astley-Sparke ceases to be eligible for COBRA coverage for any reason.
Additionally, in the event that Mr. Astley-Sparke’s employment is terminated by Replimune without “cause” or by Mr. Astley-Sparke for “good reason” on or within one year following a “change of control,”

as defined in his employment agreement, provided that Mr. Astley-Sparke delivers an effective release, in lieu of the payments described above, Mr. Astley-Sparke will be entitled to receive (i) an amount equal to the sum of two times his annual base salary, plus two times his target annual discretionary bonus for the year of termination, with payment made in installments over the 24-month period following the termination date in accordance with Replimune’s normal payroll practices, and (ii) monthly cash payments equal to the costs of COBRA health continuation for the earlier of 24 months, until Mr. Astley-Sparke becomes eligible under another employer’s group coverage, or until Mr. Astley-Sparke ceases to be eligible for COBRA coverage for any reason.
Further, his employment agreement provides that, in the event that Mr. Astley-Sparke becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Mr. Astley-Sparke with a greater net after-tax benefit than would no reduction.
Pursuant to his employment agreement, Mr. Astley-Sparke is subject to customary non-competition and non-solicitation covenants during the term of his employment and for a period of one year thereafter. Mr. Astley-Sparke is also subject to customary confidentiality restrictions.
Robert Coffin, Ph.D.
On November 2, 2021 Dr. Coffin entered into an employment agreement with Replimune, Inc., with an effective date of November 2, 2021. Under Dr. Coffin’s employment agreement, he is entitled to an initial base salary of $551,500 and is eligible to receive an annual discretionary target performance bonus based on a percentage of his base salary, which such percentage is initially 50%. Each of his salary and his discretionary bonus may be adjusted by the Compensation Committee. Dr. Coffin’s employment agreement also provides for customary terms of benefits afforded to Dr. Coffin, including the ability to participate in various group insurance plans, reimbursement for necessary and reasonable business expenses, reasonable relocation expenses and paid time off.
Dr. Coffin’s employment agreement further provides that in the event his employment is terminated without “cause,” or he terminates his employment for “good reason,” each, as defined in his employment agreement, and subject to customary conditions, including his execution of an acceptable release, Dr. Coffin is entitled to receive (i) an amount equal to his annual base salary, with payment made in installments over a 12-month period following termination in accordance with Replimune’s normal payroll practices, and (ii) monthly cash payments equal to the costs of COBRA health continuation for the earlier of 12 months, until Dr. Coffin becomes eligible under another employer’s group coverage, or until Dr. Coffin ceases to be eligible for COBRA coverage for any reason.
Additionally, in the event that Dr. Coffin’s employment is terminated by Replimune without “cause” or by Dr. Coffin for “good reason” on or within one year following a “change of control,” as defined in his employment agreement, provided that Dr. Coffin delivers an effective release, in lieu of the payments described above, Dr. Coffin will be entitled to receive (i) an amount equal to the sum of his annual base salary, plus his target annual discretionary bonus for the year of termination, with payment made in installments over the 12-month period following the termination date in accordance with Replimune’s normal payroll practices, and (ii) the COBRA reimbursements more particularly described above.
Further, his employment agreement provides that, in the event that Dr. Coffin becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Dr. Coffin with a greater net after-tax benefit than would no reduction.
Pursuant to his employment agreement, Dr. Coffin is subject to customary non-competition and non-solicitation covenants during the term of his employment and for a period of one year thereafter. Dr. Coffin is also subject to customary confidentiality restrictions.
Sushil Patel
On February 10, 2021 Mr. Patel entered into an employment agreement with Replimune, Inc., with an effective date of May 3, 2021. Under Mr. Patel’s employment agreement, he is entitled to an initial base salary of $430,000 and is eligible to receive an annual discretionary target performance bonus based on a percentage of his base salary, which such percentage is initially 40%. Each of his salary and his discretionary bonus may be adjusted by the Compensation Committee. Mr. Patel’s employment agreement also provides for customary terms of benefits afforded to Mr. Patel, including the ability to participate in various group insurance plans, reimbursement for necessary and reasonable business expenses, reasonable relocation expenses and paid time off.
Mr. Patel’s employment agreement further provides that in the event his employment is terminated without “cause,” or he terminates his employment for “good reason,” each, as defined in his employment agreement, and subject to customary conditions, including his execution of an acceptable release, Mr. Patel is entitled to receive (i) an amount equal to his annual base salary, with payment made in installments over a 12-month period following termination in accordance with Replimune’s normal payroll practices, and (ii) a lump-sum payment within 60 days following the termination date equal to the COBRA premiums that he would pay if he elected continued health coverage under Replimune’s health plan for Mr. Patel and his dependents for the 12-month period following the termination date.
Additionally, in the event that Mr. Patel’s employment is terminated by Replimune without “cause” or by Mr. Patel for “good reason” on or within one year following a “change of control,” as defined in his employment agreement, provided that Mr. Patel delivers an effective release, in lieu of the payments described above, Mr. Patel will be entitled to receive (i) an amount equal to his annual base salary, plus his target annual discretionary bonus for the year of termination, with payment made in installments over the 12-month period following the termination date in accordance with Replimune’s normal payroll practices, and (ii) the COBRA reimbursements more particularly described above.
Further, his employment agreement provides that, in the event that Mr. Patel becomes entitled to receive payments that constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, the aggregate present value of such payments will be reduced only if such reduction will provide Mr. Patel with a greater net after-tax benefit than would no reduction.
Pursuant to his employment agreement, Mr. Patel is subject to customary non-competition and non-solicitation covenants during the term of his employment and for a period of one year thereafter. Mr. Patel is also subject to customary confidentiality restrictions.
Compensation Consultant
In connection with our executive compensation review during the fiscal year ended March 31, 2022, our Compensation Committee continued to rely on Pearl Meyer to provide guidance with respect to the development and implementation of our compensation arrangements with our executive officers and other employees.
Our Compensation Committee charter requires that the compensation consultant be independent of our management. During the fiscal year ended March 31, 2022, Pearl Meyer did not provide services to us other than the services described in this Proxy Statement. Our Compensation Committee has determined that Pearl Meyer is independent and that its work does not raise any conflict of interest.

AUDIT COMMITTEE REPORT
The report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended.
The Audit Committee has reviewed Replimune’s audited consolidated financial statements for the fiscal year ended March 31, 2022 and has discussed these statements with management and PricewaterhouseCoopers LLP, or PwC, Replimune’s independent registered public accounting firm. Replimune’s management team is responsible for the preparation of Replimune’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. The independent registered public accounting firm audits the annual consolidated financial statements prepared by management, expresses an opinion as to whether those consolidated financial statements present fairly the consolidated financial position, results of operations and cash flows of Replimune in conformity with U.S. generally accepted accounting principles and discusses any issues they believe should be raised with the Audit Committee. The Audit Committee is responsible for providing independent, objective oversight of Replimune’s accounting functions and internal controls.
The Audit Committee also received from, and discussed with, PwC the written disclosures and other communications that Replimune’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T.
PwC also provided the Audit Committee with the written disclosures and the letter required by the PCAOB requiring independent registered public accounting firms to annually disclose in writing all relationships that, in their professional opinion, may reasonably be thought to bear on independence, to confirm their perceived independence and to engage in a discussion of independence. The Audit Committee has reviewed this disclosure and has discussed with PwC their independence from Replimune.
Based on its discussions with management and Replimune’s independent registered public accounting firm as outlined above, and its review of the representations and information provided by management and Replimune’s independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Replimune’s Annual Report on Form 10-K for the year ended March 31, 2022, for filing with the Securities and Exchange Commission.
Respectfully submitted by the Audit Committee,
Joseph Slattery, Chairperson
Christy Oliger
Dieter Weinand

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending March 31, 2023. PwC has served as our independent registered public accounting firm since 2018.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance.
Although stockholder ratification is not required by our bylaws or otherwise, the Board believes it is advisable to provide stockholders an opportunity to ratify this selection and is submitting the selection of PwC as our independent registered public accounting firm to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm, but is not required to do so. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Replimune and its stockholders.
We expect that a representative of PwC will virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions from stockholders in accordance with the Annual Meeting’s Rules of Conduct.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves all auditing services, and permitted non-audit services (including the fees and terms thereof) to be performed by PwC, subject to the de minimis exception for non-audit services that are approved by the Audit Committee prior to the completion of an audit. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with applicable law, Nasdaq listing standards and SEC rules and regulations, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting.
Principal Accountant Fees and Services
We regularly review the services and fees of our independent accountants. These services and fees are also reviewed by the Audit Committee on an annual basis. The approximate aggregate fees billed for the fiscal years ended March 31, 2021 and 2022 for each of the following categories of services are as follows:
Fee Category	2021	2022
Audit Fees	$962,000	$785,000
Audit Related Fees	—	—
Tax Fees	36,000	$43,000
All Other Fees	1,000	$1,000
Total Fees	$999,000	$829,000
Audit Fees.   Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

Tax Fees.   Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.
All Other Fees.   Consist entirely of license fees billed or incurred by PwC for access to its proprietary disclosure checklist software platform.
The Audit Committee has pre-approved all services performed since the pre-approval policy was adopted.
The affirmative vote of a majority of shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of our independent registered public accounting firm. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” the ratification of the selection of our independent registered public accounting firm. Because the ratification of the selection of our independent registered public accounting firm is a routine matter, a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PWC AS REPLIMUNE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
(PROPOSAL NO. 2)

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table sets forth information regarding the beneficial ownership of our common stock as of June 30, 2022 (unless otherwise specified) by:
•
each of our directors and named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options, pre-funded warrants, warrants and certain other derivative securities that are currently exercisable, will become exercisable, or are currently vested, or will become vested, in each case, within 60 days after June 30, 2022. Shares of our common stock issuable pursuant to options, pre-funded warrants, warrants and certain other derivative securities are deemed outstanding for purposes of computing the percentage of the person holding such options, pre-funded warrants, warrants or other derivate securities and the percentage of any group of which the person is a member, but are not deemed outstanding for computing the percentage of any other person. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act. As of June 30, 2022, there were 47,338,660 shares of our common stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Replimune Group, Inc., 500 Unicorn Park Drive, Woburn, MA 01801.
Beneficial Owner	Number of Shares Beneficially Owned†	Percentage of Shares Beneficially Owned (%)
Greater than 5% Stockholders:
Entities affiliated with Atlas Ventures(1)	3,228,912	6.8
Forbion Capital Fund III Coöperatief U.A(2)	5,115,121	10.7
Omega Fund IV, L.P.(3)	4,435,385	9.3
Redmile Group, LLC(4)	4,824,872	9.9
T. Rowe Price Associates, Inc.(5)	5,868,638	12.4
Named Executive Officers, Directors and Director Nominees
Philip Astley-Sparke(6)	1,821,343	3.8
Robert Coffin(7)	2,581,329	5.4
Sushil Patel(8)	50,458	*
Kapil Dhingra(9)	175,210	*
Hyam Levitsky(10)	73,500	*
Christy Oliger	0	*
Paolo Pucci(11)	41,246	*
Joseph Slattery(12)	99,056	*
Sander Slootweg(13)(2)	5,175,121	10.9
Dieter Weinand(14)	90,000	*
All executive officers, directors and director nominees as a group (14 persons)(15)	11,967,745	23.8

*
Represents beneficial ownership of less than 1%.

†
None of the shares are pledged as security.

(1)
Based upon information filed with the SEC pursuant to Section 16 and 13D of the Exchange Act by Atlas Venture Fund X, L.P. (“Atlas X”), Atlas Venture Associates X, L.P. (“AVA X LP”), Atlas Venture Associates X, LLC (“AVA X LLC” and, together with Atlas X and AVA X LP, the “Fund X Reporting

Persons”), Atlas Venture Opportunity Fund I, L.P. (“AVOF”), Atlas Venture Associates Opportunity I, L.P. (“AVOF LP”), and Atlas Venture Associates Opportunity I, LLC (“AVOF LLC” and together with AVOF and AVOF LP, the “Opportunity Fund Reporting Persons”). Consists of (i) 2,263,627 shares of our common stock held of record by Atlas X, (ii) 19,285 shares of our common stock held by AVA X LP and (iii) 946,000 shares of our common stock held by AVOF.
AVA X LP is the general partner of Atlas X and AVA X LLC is the general partner of AVA X LP. Each of AVA X LP and AVA X LLC has shared voting and dispositive power over the shares held by Atlas X. As such, each of Atlas X, AVA X LP and AVA X LLC may be deemed to beneficially own the shares held by Atlas X and AVA X LP and AVA X LLC may be deemed to beneficially own the shares held by AVA X LP. Peter Barrett, Bruce Booth, Jean Francois Formela, Jeff Fagnan, Chris Lynch and Ryan Moore are the members of AVA LLC and collectively make investment decisions on behalf of Atlas X.
AVAO LP is the general partner of AVOF and AVOF LLC is the general partner of AVAO LP. Each of AVAO LP and AVAO LLC has voting and dispositive power over the shares held by AVOF. As such, each of AVOF, AFOF LLC and AVOF LP share voting and dispositive power with respect to the shares held by AVOF. Bruce Booth, Jean-Francois Formela, David Grayzel, Jason Rhodes, and Kevin Bitterman are the members of AVAO LLC and collectively make investment decisions on behalf of AVOF.
The Fund X Reporting Persons and the Opportunity Fund Reporting Persons (collectively the “Atlas Reporting Persons”) are under common control and as a result, the Atlas Reporting Persons may be deemed to be members of a group. However, the Atlas Reporting Persons disclaim such group membership, and this disclosure shall not be deemed an admission that the Atlas Reporting Persons are members of a group for purposes of Section 13 or for any other purposes. The mailing address of Atlas X and AVOF is 400 Technology Square, 10th Floor, Cambridge, MA 02139.
(2)
Based solely on a Schedule 13G/A filed with the SEC on February 16, 2021 by Forbion Capital Fund III Coöperatief U.A. (“Forbion III COOP”) and Forbion III Management B.V. (“Forbion III”). Forbion III Coop is the record owner of (i) 4,866,449 shares of our common stock and (ii) 248,672 shares of common stock issuable upon exercise of warrants to purchase shares of common stock. Forbion III, the director of Forbion III Coop, has voting and investment power over the shares held by Forbion III Coop, which are exercised through Forbion’s investment committee, consisting of H. A. Slootweg, M. A. van Osch, G. J. Mulder, H.N. Reithinger, M. Boorsma and S. J. H. van Deventer. None of the members of the investment committee have individual voting and investment power with respect to such shares, and the members of the investment committee, including H.A. Slootweg, a member of our Board, disclaim beneficial ownership of such shares except to the extent of their proportionate pecuniary interests therein. The address for Forbion III COOP and Forbion III is Gooimeer 2-35, 1411 DC Naarden, the Netherlands.

(3)
Based on a Form 4 filed with the SEC on March 16, 2022 by Omega Fund IV, L.P. (“Omega Fund”), Omega Fund IV GP, L.P. (“Omega GP”), Omega Fund IV GP Manager, Ltd. (“Omega Ltd”) and Otello Stampacchia (“Stampacchia”) and more recent information provided to us by our transfer agent, Computershare. Consists of (i) 4,186,713 shares of our common stock held by Omega Fund and (ii) an immediately exercisable warrant held by Omega Fund to purchase 248,672 shares of our common stock. Omega Ltd serves as the general partner of Omega GP, which serves as the general partner of Omega Fund, and each of Omega GP and Omega Ltd may be deemed to own beneficially the shares held by Omega Fund. Stampacchia and Anne-Mari Paster (“Paster”) are the directors of Omega Ltd and may be deemed to beneficially own the shares held by Omega Fund. The address of the principal business office of Omega Fund, Omega GP, Omega Ltd, Stampacchia, and Paster, is c/o Omega Fund Management, LLC, 888 Boylston Street, Suite 1111, Boston, MA 02199.

(4)
Based on (i) a Schedule 13G/A filed with the SEC on February 14, 2022 filed by the Redmile Group, LLC, (ii) information provided to us by Redmile Group, LLC and (iii) information otherwise available to us. Consists of (x) 3,866,512 shares of our common stock and (y) 958,360 shares of our common stock issuable upon exercise of certain warrants, which, due to a beneficial ownership limitation (the “Limitation”), is the maximum number of shares of our common stock that could be issued upon exercise of such warrants (the “Redmile Shares”) as of June 30, 2022. The Redmile Shares are owned by certain private investment vehicles and/or separately managed accounts managed by Redmile Group,

LLC, which shares may be deemed beneficially owned by Redmile Group, LLC as investment manager of such private investment vehicles and/or separately managed accounts. The Redmile Shares may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of the Redmile Shares, except to the extent of its or his pecuniary interest in such Redmile Shares, if any. The 4,824,872 shares of our securities reported as beneficially owned by Redmile Group, LLC represents 9.99% of the outstanding shares of our common stock as of June 30, 2022 in accordance with Section 13(d) of the Exchange Act and does not include 3,983,487 shares of our common stock that would otherwise be issuable upon exercise of certain warrants but for the Limitation. The Limitation is 9.99% of the shares of Common Stock then issued and outstanding (as determined pursuant of Section 13(d) of the Exchange Act), which percentage may be changed at Redmile Group, LLC’s election upon 61 days’ notice. The address of Redmile Group, LLC and Mr. Green is One Letterman Drive, Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, California 94129.
(5)
Based solely on a Schedule 13G filed with the SEC on February 14, 2022 by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates beneficially owns 5,868,638 shares of our common stock in its capacity as an investment adviser. Price Associates has sole voting and sole dispositive power over 1,208,888 and 5,868,638 shares of our common stock, respectively. The Address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(6)
Consists of (i) 1,267,018 shares of our common stock and (ii) 554,325 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022.

(7)
Consists of (i) 1,712,298 shares of our common stock and (ii) 869,031 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022.

(8)
Consists of (i) 11,396 shares of our common stock and (ii) 39,062 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022.

(9)
Consists entirely of 175,210 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022.

(10)
Consists entirely of 73,500 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022.

(11)
Consists entirely of 41,246 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022.

(12)
Consists of (i) 6,667 shares of our common stock and (ii) 92,389 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022.

(13)
Consists of (i) 60,000 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022 and (ii) 5,115,121 securities held by affiliates of Forbion Capital Partners. Mr. Slootweg is a managing partner of Forbion Capital Partners. Mr. Slootweg disclaims beneficial ownership of all shares held of record by affiliates of Forbion Capital Partners.

(14)
Consists entirely of 90,000 shares of common stock underlying options that are exercisable within 60 days of June 30, 2022.

(15)
Consists of (i) 8,775,809 shares of our common stock, and (ii) 2,943,264 shares of common stock underlying options and securities that are exercisable within 60 days of June 30, 2022 collectively held by our directors, named executive officers and (i) Pamela Esposito, (ii) Jean Franchi, (iii) Tanya Lewis, and (iv) Colin Love.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions Policy
Our Board has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior review and ratification of the Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect material interest must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
During the fiscal year ended March 31, 2022, we were not a party to any transactions or series of similar transactions, in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of the directors, executive officers or holders of more than 5% of our voting equity, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and named executive officers are described elsewhere in this Proxy Statement.

GENERAL MATTERS
Availability of Certain Documents
A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 has been posted along with this Proxy Statement at www.envisionreports.com/REPL or www.replimune.com under “Investors & Media” at “Financials & Filings.” We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, including financial statements and schedules thereto, but excluding exhibits. A reasonable fee will be charged for copies of exhibits. Please send a written request to Investor Relations at:
Replimune Group, Inc.
500 Unicorn Park Drive
Woburn, MA 01801
Attention: Investor Relations
You may also find a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (with exhibits) on the SEC website at www.sec.gov.
Stockholders Sharing an Address / Householding
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Only one copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and this Proxy Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.
We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of the Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and this Proxy Statement was delivered. To receive a separate copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 or Proxy Statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write to Investor Relations at Replimune Group, Inc. at our principal executive offices at 500 Unicorn Park Drive, Woburn, MA 01801 or call Investor Relations at +1 (339) 970-2843.
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.   Under Rule 14a-8 of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2022 Annual Meeting of Stockholders, stockholder proposals must be received no later than close of business on March 31, 2022, by our Secretary at our principal executive offices at 500 Unicorn Park Drive, Woburn, MA 01801.
Requirements for Stockholder to bring Business and Nominations Before an Annual Meeting of Stockholder.   Our bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2023 Annual Meeting of Stockholders, the stockholder must give timely notice thereof in writing to the Secretary at Replimune Group, Inc., 500 Unicorn Park Drive, Woburn, MA 01801 between May 10, 2023 and June 9, 2023 (assuming the date of our 2023 Annual Meeting of Stockholders is not so advanced or delayed as described in our bylaws). To be timely for the 2023 Annual Meeting of Stockholders, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting, except that if the annual meeting is scheduled more than 30 days before or 60 days after such anniversary date, we must receive the notice not later than the close of business on the 10th day following the day on which we first provide notice or public disclosure of the date of the meeting.

Such notice must provide the information required by Section 2.12 of our bylaws with respect to each nomination or matter the stockholder proposes to bring before the 2023 Annual Meeting of Stockholders.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
By Order of the Board of Directors
/s/ Philip Astley-Sparke

Philip Astley-Sparke
Chief Executive Officer
July 27, 2022
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Replimune® VOTE

Your vote matters – here's how to vote!

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

2022 Annual Meeting of Replimune Group, Inc. Proxy Card

A Proposals — The Board of Directors of Replimune Group, Inc. recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Philip Astley-Sparke	☐	☐	02 - Kapil Dhingra, M.B.B.S.	☐	☐	03 - Joseph Slattery	☐	☐
04 - Christy Oliger	☐	☐						

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

4 1 B V

03056C

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000004ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext000000000.000000 ext000000000.000000 ext 000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Online (During the Meeting)Go to meetnow.global/MHAAK2F. To access the virtual meeting you must have the information that is printed in the shaded bar located below.Online (Before the Meeting)Go to www.envisionreports.com/REPL or scan the QR code. Login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.envisionreports.com/REPL 1.Election of Directors: q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qForWithholdForWithholdForWithhold+ 01- Philip Astley-Sparke 02- Kapil Dhingra, M.B.B.S. 03- Joseph Slattery 04- Christy Oliger 2.To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Replimune Group, Inc. for the fiscal year ending March 31, 2023. ForAgainst Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N T4 1 B V5 4 8 3 8 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2022 Annual Meeting of Stockholders of Replimune Group, Inc. will be held on Wednesday, September 7, 2022 at 3:00 PM Eastern Time via live webcast at meetnow.global/MHAAK2F.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The material is available at: www.envisionreports.com/REPLq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q+Notice of 2022 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — September 7, 2022The undersigned stockholder(s) of Replimune Group, Inc. hereby appoint(s) Philip Astley-Sparke and Jean Franchi, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Replimune Group, Inc. that the undersigned stockholder(s) is/are entitled to vote at the 2022 Annual Meeting of Stockholders of Replimune Group, Inc. (the “Annual Meeting”) to be held at 3:00 PM, EDT on September 7, 2022, via live webcast at meetnow.global/MHAAK2F, and any adjournment, continuation or postponement thereof.Such proxies are authorized to vote in their full discretion (i) FOR the election of any person to the Board of Directors of Replimune Group, Inc. (the “Board”) if any nominee named herein becomes unable to serve or for good cause will not serve, (ii) on any matter that the Board did not know would be presented at the Annual Meeting within a reasonable time prior to conducting this proxy solicitation, and (iii) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.This proxy, when executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is indicated, this proxy will be voted in accordance with the Board’s recommendation.(Items to be voted appear on reverse side)Change of Address — Please print new address below.Comments — Please print your comments below. +